UNITED STATES
              SECURITIES EXCHANGE COMMISSION
                  WASHINGTON, D.C. 20549

                         FORM 8-K/A

                       CURRENT REPORT

           Pursuant to Section 13 or 15(d) of the
               Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) October 2, 2001

                   AUTO DATA NETWORK, INC.,
     (Exact name of registrant as specified in its charter)

Delaware                                    133944580
----------------------                ------------------
State of Incorporation                IRS Employer ID No.

The Forsythe Centre, Lamberts Road
Tunbridge Wells, Kent, UK
--------------------------------------        --------
Address of principal Executive Offices        Zip Code


Registrant's Telephone Number 011 44 1892 511 566

Item 1. Change in Control of Registrant

On October 2, 2001, the Company acquired 9,500 shares of common stock, $1.00 par value, of EUROPORTAL INC T/A AUTO DATA
GROUP, (hereinafter "Auto Data Group") a company incorporated under the laws of the State of Delaware.

The acquisition was consummated by the execution of an Acquisition Agreement dated October 2, 2001. The shares acquired by the Company represented all of Auto Data Group's then currently issued and outstanding common stock in a tax free stock-for-stock acquisition. The aggregate purchase price paid by the Company for the Auto Data Group common shares was 9,500,000 newly issued shares of post-reverse split shares of voting common stock of the Company, $0.001 par value. These shares were be issued to the sellers of the Auto Data Group shares subsequent to a 1 for 25 reverse split of the voting common stock by the Company of its voting common stock.

As a result of the foregoing transaction, there was a change in control of the company to the shareholders of Auto Data Group.
The shareholders of Auto Data Group now hold approximately 95.0% of the outstanding shares of common stock of the company.



Item 2. Acquisition or Disposition of Assets

On October 2, 2001, the Company entered into an Acquisition
Agreement with Europortal Inc T/A Auto Data Network, a company incorporated under the laws of the State of Delaware, (hereinafter "Auto Data Network") to acquire all of the outstanding shares of common stock of Auto Data Network.

The acquisition was consummated by the execution of an Acquisition Agreement dated October 2, 2001. The shares acquired by the Company represented one hundred (100%) percent of all of Auto Data Network's then currently issued and outstanding common stock. The aggregate purchase price paid by the Company for the Auto Data Network common shares was 9,500,000 post reverse split shares of the company.

These shares will be issued to the sellers of the Auto Data Network shares subsequent to a 25 to 1 reverse split of the voting common stock by the Company of its voting common stock which became effective on 15th October 2001. The transaction has been ratified and approved by a majority of the shareholders of Amac Inc and Auto Data Network.

There was no material relationship between the Company and Auto
Data Network prior to the acquisition by the company of the Auto
Data Network shares. Subsequent to the closing of the transaction, control of the company shall pass to the shareholders of Auto Data Network.

One 4th October 2001, the company changed its name to Auto Data
Network and the company shall thereafter proceed to adopt the business plan of Auto Data Network as its own.

ADN is the information powered, transactional hub for the automotive sector, and is the catalyst of an evolution in transaction, process and relationship management.

Increased competition and globalisation are applying downward pressure on margins within the automotive sector, posing fundamental questions on how the industry can improve profitability. ADN has identified an industry-wide need for the sector to integrate information whilst consolidating its operations and product channels and improving margins.

ADN provides a consistent, distributed information network for sector-wide communication. Leveraging this network through multi-channel, transactional services, process business operations and improved profitability. As each transaction occurs data is added, removed or modified from the network visibly and in real-time. Information becomes intelligent, relevant providing users with the tools to respond to changing market conditions.

ADN's objective is to, through its unique network, create the most comprehensive on line database for the automotive sector. ADN generates revenues through the provision of knowledge based products and services to Manufacturer, Consumer and Retailer channels. Simultaneously ADN collects data on vehicles, consumers and vendors which can be merchandised for high return. ADN has established an electronic marketplace at the heart of the retail automotive industry in an environment of minimal competition.

In common with many other industry sectors the automotive industry faces many inhibitors to conducting efficient business. Incompatibility of systems and data structures makes transacting business difficult and slow. As reliance on technology increases, and more business is conducted using it, so these difficulties are exacerbated.

ADN's information network acts as a "translator" enabling different technologies and data to interact.



Item 5. Other Events and Regulation FD Disclosure.

Control of the company has now passed to the shareholders of Auto Data Group. The company shall now adopt the business plan of Auto Data Group and proceed with the business operations of that company. Additionally, subsequent to the closing of the Acquisition Agreement between the Company and Auto Data Group, the Company on October 4, 2001 changed its name to Auto Data Network Inc.


Item 7. Financial Statements and Exhibits

    * Financial Statements of Auto Data Network are attached to this filing and appear below;
    * A copy of the Acquisition Agreement between the Company and Auto Data Group, is attached hereto as an exhibit.

                      FRANK E. HANSON CPA
                  3601 N. Fairfax Drive - #240
                   Arlington, Virginia 22201
                     Telephone 703.312.8648


TO THE BOARD OF DIRECTORS of AUTO DATA NETWORK, INC.

We have reviewed the accompanying consolidated balance sheet of Auto Data Network., Inc. as of October 2, 2001, and the related consolidated Income Statement and Cash Flow for the period then ended. These financial statements are the responsibility of the Company's management. My responsibility is to express an opinion on these financial statements based on my audit.

I conducted my audit in accordance with generally accepted auditing standards. Those standards require that I plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement.
An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.
An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. I believe that my audit provides a reasonable basis for my opinion.

In my opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Auto Data Network, Inc., as of October 2, 2001, and the results of its operations and cash flows for the period then ended in conformity with generally accepted accounting principles.

Frank E. Hanson, CPA
Arlington, Virginia
February 27, 2002

                     AUTO DATA NETWORK, INC.
                   CONSOLIDATED BALANCE SHEET
               FOR PERIOD ENDING OCTOBER 2, 2001

                            ASSETS
                        CURRENT ASSETS
Cash                                      $7,162
Accounts payable                          21,974
Prepaid Expenses                          27,696
                                       ----------
Total Current Assets                                   $56,832

                         FIXED ASSETS
Office Equipment (net of depreciation)    31,182
                                       ----------
                                                        31,182
                         OTHER ASSETS
Tangible Assets (See Footnote 3)         403,901
Accumulated Development and
Acquisition Cost                       4,471,442
                                       ----------
Total Other Assets                                   4,875,343
                                                    -----------
Total Assets                                        $4,963,357
                                                    ===========
             LIABILITIES AND STOCKHOLDER'S EQUITY

CURRENT LIABILITIES
Accounts payable (see footnote 4)       522,715
Accrued expenses                        264,119
                                      ----------
Total Current Liabilities                            $ 786,834

                    STOCKHOLDER'S EQUITY

Common stock $0.001 par value
25,000,000 shares authorized
11,112,122 issued and outstanding
October 2, 2001                          11,112
Additional Contributed Capital        5,120,868
Accumulated Deficit                  (1,123,306)
                                    ------------
Total Stockholder's Equity                           4,176,523

Total Liabilities and Stockholder's Equity          $4,963,357
                                                   ============

The accompanying notes are an integral part of these financial statements

                     AUTO DATA NETWORK, INC.
              CONSOLIDATED STATEMENT OF OPERATIONS
                FOR PERIOD ENDING OCTOBER 2, 2001

Total Revenue                                   $       0
                                               -----------
Gross Profit(Loss)                                      0
                                               -----------
Operating Expenses:
General and Administration                       $ 39,596
Disposal of Asset                                 648,960
                                               -----------
Total Operating Expenses                        $ 688,556
                                               -----------
Operating Loss                                  $(688,566)
                                               -----------
Interest Expense                                        0
                                               -----------
Loss before Income taxes                        $(688,566)
                                               -----------
Income tax expense                                      0
                                               -----------
Net Loss                                        $(688,566)
                                               -----------
Basic and diluted loss per share                  $ (0.06)
                                               ===========
Shares used in computing basic and
diluted net loss per share                     11,112,122
                                               ===========

The accompanying notes and accountant's report are an integral part of these financial statements.

                    AUTO DATA NETWORK, INC.
             CONSOLIDATED STATEMENT OF CASH FLOWS
               FOR PERIOD ENDING OCTOBER 2, 2001

Cash flows from Operating Activities
Net Income (Loss)                                  $(688,556)
Adjustments to Reconcile Net Loss to
Net Cash Used in operating activities:
Depreciation and Amortization
Write off of Prototype Research and
Development Costs                                    651,850
Other non cash charges

Changes in Operating Assets and Liabilities:
Current Assets                                             8
Accounts Payable                                     (13,866)
Accrued Expenses and other Liabilities                (1,246)
Other Non Current Liabilities                         48,364
                                                   ----------
Net cash provided by/(used in)
investing activities                                  (3,446)
                                                   ----------

Cash Flows from Investing Activities
Assets acquired from subsidiary                        7,154
                                                   ----------
Net cash provided by(used in)
investing activities                                   7,154
                                                   ----------
Cash Flows from Financing Activities
Net cash provided by(used in)financing
activities                                                 0
                                                   ----------
Net increase(decrease) in cash and cash
equivalent                                             3,708

Cash and cash equivalents at the beginning
of the period                                          3,455
                                                   ----------
Cash and cash equivalents at the end of the
period                                                 7,163
                                                   ==========

The accompanying notes and accountant's report are an integral part of these financial statements.

                     AUTO DATA NETWORK, INC.
              CONSOLIDATED STATEMENT OF CASH FLOWS
               FOR PERIOD ENDING OCTOBER 2, 2001

NOTE 1. NATURE OF BUSINESS AND SIGNIFICANT ACCOUNTING POLICIES

Description of Company: Auto Data Network, Inc., a Delaware Corporation is the parent company arising from the merger between the company and the following entities: Allcars.com Limited, Redleaf Vehicle Leasing Limited, Your Motorized
World, Inc., All Groups Holding Limited, Automotive Data Network, inc., and Europortal, Inc. Auto Data Network, Inc.'s aim is to create a dedicated information network between the UK automotive industry its consumers and trading partners.

NOTE 2. BASIS OF PRESENTATION

The financial statements are prepared on the accrual basis of accounting. Accordingly, revenue is recognized when earned and expenses when incurred.

NOTE 3. TANGIBLE ASSETS

Included in the amount shown on balance sheet is a stock subscription in the amount of $375,000. After the date of this report this subscription has been paid by the conversion of a loan payable to equity position.

NOTE 4. ACCOUNTS PAYABLE

As of the date of this report there are no judgments or pending litigation. However, management indicates that if the funding exercise fails alternative funding will be required to satisfy liabilities.

NOTE 5. USE OF ESTIMATES

The preparation of financial statements in conformity with generally accepted accounting principles require management to make estimates and assumptions that affect certain reported amounts and disclosures. Accordingly, actual results could differ from these estimates. Significant estimates in the financial statements includes the assumption that the company will continue as a going concern.

NOTE 6. CONTINGENT LIABILITY

On January 4, 2001 the company signed a fund raising agreement with Nelson, Mullins, Riley and Scarborough LLP. The provisions are that if Nelson, Mullins, Riley and Scarborough find equity, loans or other investments for the company, the company will pay Nelson, Mullins, Riley and Scarborough 5% of all investments or the value of the transactions. The agreement terminated January 3, 2002 but the Company is liable for the 5% if relevant activities occur subsequent to termination. Management indicates that they are not aware of any liability under this agreement.

NOTE 7. LIQUIDITY

The Company's future trading will depend upon successful completion of its fund raising program.

SIGNATURES
In accordance with the requirements of the Securities Exchange
Act of 1934, the registrant caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated: February 28, 2002
Auto Data Network, Inc.
(Registrant)
/s/ Christopher Glover
President